Exhibit 10.11

AMENDMENT NO. I TO

MANAGEMENT AGREEMENT

AMENDMENT NO. 1, dated as of May 1, 2006 (this Amendment), to the Management Agreement, dated as of May 10, 2005 (the "Agreement"), by and between COMPRESSION POLYMERS HOLDING CORPORATION, a Delaware corporation (the "Corporation"), and AEA INVESTORS LLC, a Delaware limited liability Company ("AEA"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the parties desire to amend the Agreement and related arrangements as provided herein;

NOW, THEREFORE, in consideration of the premises, covenants, representations, warranties and mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1. Amendment.

1.             Section 2 of the Agreement is hereby amended by deleting the first sentence in its entirety and substituting therefor the following:

"2.           As compensation for the Services rendered pursuant to Section 1 hereof, the Corporation shall pay, and AEA will accept, so long as this Agreement continues in effect and subject to the limitations under any indenture or credit facility of the Corporation in effect at the time such fee is determined, an annual fee in the amount o $1,500,000, commencing as of May 1, 2006."

SECTION 2. Effect of Amendment. Except as and to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect in all respects.

SECTION 3. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, Each counterpart may consist of a number of copies of this Amendment, each of which may be signed by less than all of the parties hereto, but together all such copies are signed by all of the parties hereto.

SECTION 4. Headings. Headings of the Sections of this Amendment are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

COMPRESSION POLYMERS HOLDING CORPORATION

By:	/s/ CHRISTOPHER P. MAHAN
Name:	Christopher P. Mahan
Title:	Chairman

AEA INVESTORS LLC

By:	/s/ CHRISTINE J. SMITH
Name:	Christine J. Smith
Title:	Vice President